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                                                                    Exhibit 99.3

                       NOTE AND WARRANT PURCHASE AGREEMENT

         THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of the 14th day of December, 2001, by and between Inverness Medical Innovations, Inc. (the "Company"), a corporation organized under the laws of the state of Delaware, with its principal offices at 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, and the investors whose names and addresses are set forth on the signature pages hereof (the "Investors").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Investors agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of (i) its Subordinated Promissory Notes, each in the form of EXHIBIT A attached hereto, in an aggregate original principal amount of up to $20,000,000 (the "Notes") and
(ii) Warrants, each in the form of EXHIBIT B attached hereto, representing original rights to purchase up to 55,189 shares (subject to adjustment as provided in such Warrants) of the Company's Common Stock (as defined in Section 4.2) in the aggregate (the "Warrants"; together with the Notes, the "Securities").

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES. At the Closing (as defined in Section 3), the Company will sell to each Investor a Note in an original principal amount, and a Warrant representing the original right to purchase a number of shares of Common Stock, each as set forth on the signature page to this Agreement executed by such Investor and accepted by the Company, and each such Investor will purchase such Securities from the Company, upon the terms and conditions hereinafter set forth, at the aggregate purchase price set forth on such Investor's signature page. The obligations of each Investor under this Agreement, and all representations, warranties and covenants made by such Investor herein, shall be several and not joint.

SECTION  3. CLOSING; DELIVERY OF SECURITIES.

         3.1 CLOSING; ESCROW. The closing of the purchase and sale of the Securities (the "Closing") shall occur simultaneously with the closing of the Acquisition (as defined in Section 4.12) (the "Closing Date"). Prior to the Closing Date, each Investor shall deliver to Foley, Hoag & Eliot LLP, counsel to the Company (the "Escrow Agent"), a signature page to this Agreement, executed by such Investor, and the full purchase price for the Securities such Investor is purchasing. The Company shall cause the Escrow Agent to hold each Investor's purchase price in escrow pending the closing of the Acquisition, whereupon such purchase price shall be delivered to the Company. Each Investor acknowledges and agrees that the Company will instruct the Escrow Agent to convert, and that the Escrow Agent will convert, the funds held in escrow into British Pounds Sterling prior to the Closing Date. In the event that the closing of the Acquisition shall not have occurred on or before December 31, 2001 (the "Escrow Termination Date"), the Company shall arrange for the conversion of any escrow funds held in British Pounds Sterling into U.S. Dollars and cause the Escrow Agent to return to each Investor the amount held by the Escrow Agent which is attributable to such Investor's payment of such purchase price. If
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such Investor's purchase price is so required to be returned to such Investor, such Investor shall be entitled to payment of interest thereon by the Company calculated at 12% per annum, compounded daily and calculated on the basis of a year of 365 days, for each day from and including the date on which such Investor so delivers the purchase price into escrow (either by wire transfer of immediately available funds into, or by delivery of a check for funds that have cleared and are fully available in, the relevant escrow account) to but excluding the date on which such purchase price is so returned to such Investor. Each Investor acknowledges and agrees that the Company shall be responsible for returning the full amount of such Investor's purchase price (together with such interest thereon) and shall be solely responsible for any diminution in value resulting from the currency conversion of the escrow funds and for the payment of any such interest. Each Investor further acknowledges and agrees that the Escrow Agent shall have no liability for any such conversion effected in accordance with the instructions of the Company or otherwise in connection with the escrow arrangements. The Company may from time to time, in its sole discretion, extend the Escrow Termination Date to a date not later than January 31, 2002.

         3.2 DELIVERY OF THE SECURITIES AT THE CLOSING. At the Closing, the Company will issue to each Investor a Note and a Warrant, each registered in the name of such Investor, or in such nominee name(s) as designated by such Investor in writing, representing the Securities being purchased by such Investor. The name(s) in which the Securities are to be registered are set forth in the Securities Questionnaire attached hereto as APPENDIX I. The Company's obligation to complete the purchase and sale of the Securities being purchased hereunder and deliver such Securities to the Investors at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased at the Closing; and (b) the accuracy in all material respects of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to or at the Closing. The obligation of the Investors to accept delivery of and pay for such Securities at the Closing shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein as of the Closing Date and the fulfillment of those undertakings of the Company to be fulfilled prior to or at the Closing.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Investors as follows:

         4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and the Company is in good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect, as defined in Section 4.4.

         4.2 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $.001 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock"), not more than 2,666,667 of which will have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock") on the Closing Date. The rights and privileges of the Series A Preferred Stock on the Closing Date are described in the Certificate of Designation, Preferences and Rights attached hereto as EXHIBIT C (the "Certificate of Designation"). The number of shares of


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Preferred Stock, Common Stock and all subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company issued and outstanding on the Closing Date (or, in the case of the Common Stock, as of December 10, 2001) are as set forth on SCHEDULE 4.2 hereto. The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

         4.3 ISSUANCE, SALE AND DELIVERY OF THE SECURITIES. The Securities being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights of any stockholder of the Company or other person to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein. The Company's issuance of the Securities shall be in compliance with all applicable federal and state securities laws.

         4.4 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not violate any provision of the organizational documents of the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which individually or in the aggregate would have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with all federal and state securities laws applicable to the offering and sale of the Securities. Upon its execution and delivery, and assuming the valid execution thereof by the Investors, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as


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enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.5 GOOD STANDING OF SUBSIDIARIES. Each of the Company's subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as conducted and as proposed to be conducted, and is duly qualified and is in good standing as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is duly paid and nonassessable and is owned by the Company only free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of each such subsidiary was issued in violation of any preemptive or similar rights of any third party.

         4.6 NO DEFAULTS. The Company is not in violation of or default under any provision of its Certificate of Incorporation or By-Laws, each as amended. The Company, and to the best of the Company's knowledge, each other party thereto, is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties are bound; and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default as defined in such documents on the part of the Company, and to the best of the Company's knowledge, on the part of each other party thereto, except for such breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect.

         4.7 NO ACTIONS. Except as disclosed in the Information Documents (as defined in Section 4.14), there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be subject (except for threatened litigation which individually or in the aggregate would not have a Material Adverse Effect); and no labor disturbance by the employees of the Company or any of its subsidiaries exists, or, to the best of the Company's knowledge, is imminent. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

         4.8 PROPERTIES. The Company and each of its subsidiaries has, as of the applicable dates referred to therein, good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Information Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and currently proposed to be made of such property by the Company or such subsidiary. The Company and its subsidiaries hold their leased properties under valid and binding leases. The Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted.


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         4.9 NO MATERIAL CHANGE. Since November 21, 2001 and except for the transactions described on SCHEDULE 4.9, (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect or contingent, or entered into any material agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or its subsidiaries; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company and each of its subsidiaries is not in default in the payment of principal or interest on any outstanding debt obligations, if any; (iv) there has not been any material change in the capital stock of the Company or any of its subsidiaries other than the sale of the Securities hereunder; and (v) there has not been a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company or any of its subsidiaries.

         4.10 INTELLECTUAL PROPERTY.

                  (a) The Company and its subsidiaries own or have the right to use all Intellectual Property Rights (as defined below) used by the Company and its subsidiaries for the conduct of their respective businesses, which Intellectual Property Rights are the only Intellectual Property Rights necessary or required for the conduct of their respective businesses.

                  (b) Neither the Company nor any of its subsidiaries is in default of its obligations to pay royalties or other amounts to other persons by reason of the ownership or use of any Intellectual Property Rights used by the Company and its subsidiaries for the conduct of their respective businesses.

                  (c) To the best of the Company's knowledge, no Intellectual Property Right owned by the Company or any of its subsidiaries violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another. To the best of the Company's knowledge, no Intellectual Property Right, product or service marketed, sold or licensed (as licensor or as licensee) by the Company or any of its subsidiaries, violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another, nor has the Company or any of its subsidiaries received any notice that any of the Intellectual Property Rights used by the Company or any of its subsidiaries for the conduct of their respective businesses, conflicts or will conflict with the rights of others.

                  (d) Except as disclosed in the Information Documents, there are no claims pending or, to the best of the Company's knowledge, threatened with respect to any Intellectual Property Rights necessary or required for the conduct of the business of the Company or any of its subsidiaries as currently conducted, nor, to the best of the Company's knowledge, does there exist any basis therefor.

As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, know-how, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other intellectual property rights.


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         4.11 COMPLIANCE. The Company has not been advised, or has no reason to believe, that the Company or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

         4.12 USE OF PROCEEDS. The Company intends to use the proceeds obtained from the sale of the Securities hereunder in order to finance a portion of the acquisition transaction described in SCHEDULE 4.12 (the "Acquisition").

         4.13 REPORTING COMPANY; LISTED SECURITIES. The Company has filed all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since it became a public company on November 21, 2001. The Company's Common Stock is listed on the American Stock Exchange ("AMEX"). As of the Closing Date, the Company meets all the requirements for continued listing on AMEX, and to the best of the Company's knowledge, there is no stop order suspending the trading of the Common Stock on AMEX or any information which would result in the Common Stock being delisted from AMEX.

         4.14 ADDITIONAL INFORMATION. The Company has made available to the Investors a true and complete copy of its Registration Statement on Form S-4, Registration No. 333-67392, as declared effective by the Securities and Exchange Commission (the "Commission"), and all exhibits thereto, as well as the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as amended, as filed with Commission (collectively, the "Information Documents"). As of their respective dates, the Information Documents and any forms, reports and other documents filed by the Company with the Commission during the period commencing on the date of this Agreement and ending on the last date on which the Company is required to maintain the effectiveness of any Registration Statement (as defined in Section 7 hereof) covering any Registrable Shares held by any Investors, complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to the Information Documents or such other forms, reports or other documents, and none of the Information Documents contained, and none of such other forms, reports or other documents will contain at the time they are filed, any untrue statement of a material fact or omitted, or will omit at the time they are filed, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Information Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by the rules and regulations of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.


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         4.15 LEGAL OPINION. At the Closing, the Company will cause Foley, Hoag
& Eliot, LLP, counsel to the Company, to deliver to the Investors a legal opinion as to the matters set forth in EXHIBIT D hereto.

         4.16 CERTIFICATE. At the Closing, the Company will deliver to Investors a certificate executed by the Chief Executive Officer or President of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Investors, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to the Closing Date.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS.

         5.1 Each Investor represents and warrants to, and covenants with, the Company that: (i) such Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision such as that involved in the purchase of the Securities and has requested, received, reviewed and understood all information it deems relevant in making an informed decision to purchase the Securities, including, without limitation, the information contained in the Information Documents and the Certificate of Designation; (ii) such Investor acknowledges that the offering of the Securities pursuant to this Agreement is being made without registration under the Securities Act and applicable state securities laws and has not been reviewed by the Commission or any state regulatory authority; (iii) such Investor is acquiring the Securities set forth on its signature page hereto for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iv) such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, the rules and regulations thereunder and any applicable state securities or blue sky laws; (v) such Investor has completed or caused to be completed the Securities Questionnaire, attached hereto as APPENDIX I, and the answers thereto are true and correct as of the date hereof; (vi) such Investor has, in connection with its decision to purchase the number of Securities set forth on its signature page, not relied upon any representations or other information (whether oral or written) other than as set forth in the Information Documents and the representations and warranties of the Company contained herein; (vii) such Investor has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and such questions have been answered to the full satisfaction of such Investor; and
(viii) such Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         5.2 Each Investor hereby covenants with the Company not to make any sale of the Registrable Shares (as hereinafter defined) without satisfying the prospectus delivery requirements under the Securities Act, if any.

         5.3 Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this


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Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) if such Investor is an entity, such Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (iii) the execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated by this Agreement will not (A) if such Investor is an entity, violate any provision of the organizational documents of such Investor or (B) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which such Investor is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to such Investor, (iv) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of such Investor for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (v) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Investor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (vi) there is not in effect any order enjoining or restraining such Investor from entering into or engaging in any of the transactions contemplated by this Agreement.

         5.4 Each Investor recognizes that an investment in the Securities, the Series A Preferred Stock issuable upon conversion of the Notes and the Common Stock issuable pursuant to the Securities or upon conversion of the Series A Preferred Stock issuable upon conversion of the Notes is speculative and involves a high degree of risk, including a risk of total loss of such Investor's investment.

         5.5 All of the information provided to the Company or its agents or representatives concerning each Investor's suitability to invest in the Company and the representations and warranties of such Investor contained herein, are complete, true and correct as of the date hereof. Such Investor understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws.

         5.6 The addresses set forth in the Investor's signature page hereto is the Investor's true and correct domicile.

         5.7 Each Investor covenants to provide the Company an updated, accurate and complete plan of distribution at all times during which the Company is required to keep in effect any Registration Statement covering any Registrable Shares held by such Investors.

         5.8 Each Investor understands and agrees that each Note, each Warrant and each certificate or other document evidencing any of the Securities or any shares of Common Stock or Series A Preferred Stock issued pursuant to or upon conversion or exercise of the Securities, or upon conversion of any Series A Preferred Stock issuable upon conversion of the Notes, shall be


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endorsed with the legend in substantially the form set forth below as well as any other legends required by applicable law, and such Investor covenants that such Investor shall not transfer any Note, any Warrant or any shares of Series A Preferred Stock or Common Stock represented by any such certificate or other document without complying with the restrictions on transfer described in the legends endorsed on such certificate:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

         5.9 Each Investor understands and agrees that the rights and obligations of the Company and the such Investor under such Investor's Note are subject to the provisions of the Subordination Agreement (as defined below), as more fully described in Section 4(i) of the form of Note attached hereto as EXHIBIT A, and that each Note shall be endorsed with a legend substantially to such effect. As used herein, the term "Subordination Agreement" shall mean the subordination agreement dated on or about the Closing Date entered into by and among the Borrower, The Royal Bank of Scotland plc, as security trustee, and the Bridge Note Holders (as defined therein), as amended, varied, supplemented, restated or novated from time to time.

SECTION 6. SURVIVAL OF REPRESENTATIVES, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein and in any certificates or documents delivered pursuant hereto or in connection therewith shall survive following the delivery to the Investors of the Securities being purchased and the payment therefor.

SECTION 7. REGISTRATION OF COMMON STOCK.

         7.1 INCIDENTAL REGISTRATION; REGISTRATION PROCEDURES AND EXPENSES, ETC.

                  (a) (i) Whenever the Company proposes to file a Registration Statement (as defined below) at any time and from time to time, it shall, prior to such filing, give written notice to all Investors of its intention to do so and, upon the written request of an Investor or Investors, given within ten (10) business days after the Company provides such notice (which request shall state the intended method of disposition of the Registrable Shares (as defined below) requested to be registered), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Investor or Investors to be


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registered to be so registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 7.1 without obligation to any Investor. As used in this Agreement, the term "Registration Statement" shall mean a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another company). As used in this Agreement, the term "Registrable Shares" shall mean (i) any Common Stock issued or issuable upon exercise of the Warrants, (ii) any Common Stock issued or issuable upon conversion of any Series A Preferred Stock which is issued or issuable upon conversion of the Notes (iii) Common Stock issued or issuable pursuant to the provisions of the Notes; or (iv) any shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

                           (ii) In connection with any registration under this
Section 7.1(a) involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein.

                  (b) If and whenever the Company is required by the provisions of this Section 7.1 to use its reasonable best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                           (i) so long as such Registration Statement is
effective covering any Registrable Shares owned by the Investors, furnish to the Investors with respect to the Registrable Shares registered under such Registration Statement such number of copies of prospectuses and such other documents as the Investors may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investors;

                           (ii) file documents required of the Company for blue
sky clearance in states specified in writing by the Investors; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not so qualified or has not so consented; and

                           (iii) bear all expenses in connection with the
procedures in paragraphs (i) and (ii) of this Section 7.1(b) and the registration of the Registrable Shares pursuant to such Registration Statement, and reasonable legal fees and expenses, if any, of one (1) counsel to all of the Investors whose shares are registered, and except for any underwriting discounts, brokerage fees and commissions incurred by the Investors, if any.

                  7.2 ADDITIONAL OBLIGATIONS OF THE PARTIES.

                  (a) With a view to making available to the Investors the benefits of Rule 144 promulgated by the Commission under the Securities Act (or its successor rule) ("Rule 144") and any other rule or regulation of the Commission that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company covenants and agrees to:
(i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investors' Registrable Shares may be resold within a given three-month period pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Investors' Registrable Shares shall have been resold and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act.

                  (b) If the Company has delivered preliminary or final prospectuses to the Investors who own Registrable Shares included in any Registration Statement (each a "Selling Investor") and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Investors and, if requested, the Selling Investors shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Selling Investors with revised prospectuses and, following receipt of the revised prospectuses, the Selling Investors shall be free to resume making offers of the Registrable Shares.

                  (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all investors to such effect, and, upon receipt of such notice, each such Selling Investor shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Investor has received copies of a supplemented or amended prospectus or until such Selling Investor is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 7.1(d) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

                  (d) Each Investor including Registrable Shares in any Registration Statement shall furnish to the Company such information regarding such Investor as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         7.3 INDEMNIFICATION.  For the purpose of this Section 7.3:

                           (i) the term "Investors" shall include the Investors and any affiliate of the Investors; and

                           (ii) the term "Registration Statement" shall include
                  any final prospectus, exhibit, supplement or amendment included in or relating to any Registration Statement referred to in Section 7.1.

                  (a) In the event of any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company agrees to indemnify and hold harmless each of the Selling Investors with respect thereto and each person, if any, who controls any such Selling Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Selling Investor or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement covering any Registrable Shares, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of such Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (a "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in such Registration Statement, Prospectus or any amendment or supplement thereto or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Selling Investors and each such controlling person for any legal and other expenses reasonably incurred, as such expenses are reasonably incurred, by the Selling Investors or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Selling Investor expressly for use therein, or (ii) the failure of a Selling Investor to comply with Section 5.2 hereof respecting sale of the Registrable Shares, or (iii) the inaccuracy of any representations made by any Selling Investor herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to a Selling Investor prior to the pertinent sale or sales by such Selling Investor.

                  (b) In the event of any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Investor with respect thereto will indemnify and hold harmless the Company, each of its directors, each of its officers who sign any Registration Statement covering any Registrable Shares and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person may become subject, under the

Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Selling Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Selling Investor to comply with Section
5.2 hereof respecting the sale of the Registrable Shares or (ii) the inaccuracy of any representation made by such Selling Investor herein or (iii) any untrue or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Investor expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed Registration Statement and each such controlling person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred, by the Company, each of its directors, each of its officers who signed such Registration Statement or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise to the extent it is not actually prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of the indemnifying party and the indemnified party in conducting the defense of any such action, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action and all other purchasers of Registrable Shares who may be parties to such action; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of such indemnified party and the positions or defenses of other indemnified parties or other purchasers in conducting the defense of any such action, the indemnified party shall have the right to select a separate counsel to assume such legal defenses) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnity agreements contained in Section 7.3(a) and (b) shall not apply to amounts paid in settlement of any action if such settlement is effected without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), or to amounts paid in settlement of any action if the indemnifying party is not fully released under such settlement from any claim or liability under such action.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Investors from the sale of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Selling Investors in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Selling Investors on the other shall be deemed to be in the same proportion as the amount paid by the Selling Investors to the Company pursuant to this Agreement for the Registrable Shares that were sold pursuant to any Registration Statement bears to the difference (the "Difference") between the amount the Selling Investors paid for such Registrable Shares and the amount received by the Selling Investors from the sale of such Registrable Shares. The relative fault of the Selling Investors shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Selling Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); PROVIDED, HOWEVER, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Selling Investors shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Selling Investors have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8. NOTICES. Any notice required or permitted to be given to a party under this Agreement shall be made in writing at the address or facsimile number of the party specified below (or such other address or facsimile number as the party may specify in a written notice to the other party) and shall be deemed to have been given, if delivered personally or sent via electronic facsimile transmission with confirmation received, on the date of delivery or, if sent via nationally recognized overnight express courier with established tracking capability marked for delivery on the next business day, on the earlier of the date of delivery, as demonstrated by the tracking records of the courier, or two
(2) business days after deposit of the notice with the courier:

                  if to the Company, to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, Massachusetts 02453
                           Facsimile:  (781) 647-3939
                           Attention: Ron Zwanziger, President

                  with a copy to:

                           Foley, Hoag & Eliot, LLP
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Facsimile: (617) 832-7000
                           Attention:  John D. Patterson, Jr., Esq.

if to the Investors, at their addresses as set forth on their respective signature pages to this Agreement.

SECTION 9. CHANGES. This Agreement may not be modified or amended, and no provision hereof may be waived, except pursuant to an instrument in writing, signed by the Company and each Investor.

SECTION 10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 11. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to its principles of conflicts of law. Any dispute arising out of or relating to this Agreement or the Securities shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Company and each of the Investors hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

SECTION 13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but both of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

SECTION 14. ENTIRE AGREEMENT. This Agreement (including the attachments hereto) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below as of the date first written above.

                                      ZWANZIGER FAMILY VENTURES, LLC


                                      By  /s/ Ron Zwanziger
                                        -------------------------
                                           Ron Zwanziger, Manager

                                      Address:   322 Waverly Avenue
                                                 Newton, MA  02458

                                      Telephone: (781) 314-4000

                                      Facsimile: (781) 647-3939


                          SECURITIES TO BE PURCHASED

                                            Warrant to Purchase the                  Aggregate Purchase Price in
 Note in the Original Principal            Number of shares of Common                U.S. Dollars for Securities
     Amount Set Forth Below                   Stock Set Forth Below                        to be Purchased
 ------------------------------            --------------------------                ---------------------------
         $10,000,000.00                              27,594                                $10,000,000.00



Accepted and Agreed to by:

INVERNESS MEDICAL INNOVATIONS, INC.


By:  /s/ Duane L. James
   ---------------------
      Name: Duane L. James
      Title: Treasurer







Note and Warrant Purchase Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below as of the date first written above.

                                      /s/ Willard L. Umphrey
                                    -----------------------------------------
                                    Willard L. Umphrey, as Trustee under The
                                    Willard L. Umphrey 1996 Revocable Trust
                                    U/A/D 03/26/96

                                    Address:   10 Florio Drive
                                               Concord, MA  01742

                                    Telephone: (781) 259-0249

                                    Facsimile: (781) 259-1166


                          SECURITIES TO BE PURCHASED

                                            Warrant to Purchase the                  Aggregate Purchase Price in
 Note in the Original Principal            Number of shares of Common                U.S. Dollars for Securities
     Amount Set Forth Below                   Stock Set Forth Below                        to be Purchased
 ------------------------------            --------------------------                ---------------------------
         $5,000,000.00                               13,797                                $5,000,000.00



Accepted and Agreed to by:

INVERNESS MEDICAL INNOVATIONS, INC.


By:  /s/ Ron Zwanziger
   -----------------------
      Name:  Ron Zwanziger
      Title: President








Note and Warrant Purchase Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below as of the date first written above.

                                      /s/ Lawrie Okurowski
                                    --------------------------------
                                    Lawrie Okurowski

                                    Address:   50 Musterfield Road
                                               Concord, MA  01742

                                    Telephone: (781) 259-1144

                                    Facsimile: (781) 259-1166


                          SECURITIES TO BE PURCHASED

                                            Warrant to Purchase the                  Aggregate Purchase Price in
 Note in the Original Principal            Number of shares of Common                U.S. Dollars for Securities
     Amount Set Forth Below                   Stock Set Forth Below                        to be Purchased
 ------------------------------            --------------------------                ---------------------------
         $2,000,000.00                               5,519                                 $2,000,000.00



Accepted and Agreed to by:

INVERNESS MEDICAL INNOVATIONS, INC.


By:  /s/ Ron Zwanziger
   -----------------------
      Name:  Ron Zwanziger
      Title: President





Note and Warrant Purchase Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below as of the date first written above.

                                 /S/ LEON OKUROWSKI

                               Leon Okurowski, as Trustee under US Boston
                               Corporation PSRP U/A/D 10/1/84 A/C L. Okurowski

                               Address:    50 Musterfield Road
                                           Concord, MA  01742

                               Telephone:  (781) 259-1144

                               Facsimile:  (781) 259-1166


                          SECURITIES TO BE PURCHASED

                                            Warrant to Purchase the                  Aggregate Purchase Price in
 Note in the Original Principal            Number of shares of Common                U.S. Dollars for Securities
     Amount Set Forth Below                   Stock Set Forth Below                        to be Purchased
 ------------------------------            --------------------------                ---------------------------
         $3,000,000.00                               8,279                                 $3,000,000.00



Accepted and Agreed to by:

INVERNESS MEDICAL INNOVATIONS, INC.


By:  /s/ Ron Zwanziger
   -----------------------
      Name:  Ron Zwanziger
      Title: President





Note and Warrant Purchase Agreement

                                    EXHIBIT A

[Intentionally Omitted]

                                    EXHIBIT B

[Intentionally Omitted]

                                    EXHIBIT C

[Intentionally Omitted]

                                    EXHIBIT D

The opinion of the Company's legal counsel shall address the following matters, as of the Closing Date:

(i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware; the Company has all requisite corporate power and authority to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the Information Documents.

(ii) The Notes and Warrants, when sold pursuant to the Agreement, and the shares of Series A Preferred Stock and Common Stock issuable pursuant to or upon conversion or exercise thereof, or upon conversion of any Series A Preferred Stock issuable conversion of the Notes, when issued in accordance with the terms and conditions of the Company's Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable and, to such counsel's knowledge, none of them will have been issued in violation of any preemptive or other similar right.

(iii) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the sale of the Notes and Warrants, and the issuance of the shares of Series A Preferred Stock and Common Stock issuable pursuant to or upon conversion or exercise thereof, or upon conversion of any Series A Preferred Stock issuable upon conversion of the Notes, by the Company. The Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(iv) Based upon the representations, warranties and covenants of the Investors set forth in Section 5 of the Agreement, the offer and sale of the Notes and Warrants is exempt from registration under the Securities Act.

(v) This Agreement and the transactions contemplated hereby do not conflict with, constitute a default under or result in any violation of the Company's Certificate of Incorporation or By-laws, each as amended as of the date hereof, or applicable laws, statutes, rules, regulations and orders or decisions of judicial and administrative bodies by which the Company is bound.